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[Canadian flag omitted]  Industry Canada                                  Industrie Canada

Certificate                                                               Certificat
Of Amendment                                                              de modification

Canada Business                                                           Loi canadienne sur
Corporations Act                                                          les societes par actions

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Moore Wallace Incorporated                              407882-9
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Name of corporation-Denomination de la societe          Corporation number-Numero de la societe
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I hereby certify that the articles of the above-named   Je certifie que les statuts de la societe
corporation were amended:                               susmentionnee ont ete modifies:

     a)  under section 13 of the Canada Business             a)   en vertu de l'article 13 de law Loi
         Corporations Act in accordance with the                  Canadienne sur les societes par action,
         attached notice;                                         conformement a l'avis ci-joint;
                                                             b)   en vertu de l'article 27 de la Lor
     b)  under section 27 of the Canada Business                  canadienne sue les societes par actions,
         Corporations Act in accordance with the                  tel qu'il est indique dns les clauses
         attached notice;                                         modificatrices ci-jointes designant une
                                                                  serie d'actions;
                                                             c)   en vertu de l'article 179 de la Loi
     c)  under section 179 of the Canada Business                 canadienne sue les societes par actions,
         Corporations Act as set out in the attached              tel qu'il est indique dans les clauses
         articles of amendment;  [checked box]                    modificatrices ci-jointes;

     d)  under section 191 of the Canada Business            d)   en vertu de l'article 191 de la Loi
         Corporations Act as set out in the attached              canadienne sue les societes par actions,
         articles of reorganization                               tel qu'il est indique dans les clauses de
                                                                  reorganization ci-jointes;

/s/  illegible signature                                May 21, 2003/le 21 de mai 2003
Director - Directateur                                  Date of Amendment - date de modification
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Canada [flag omitted]
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
Industry Canada   Industrie Canada              Form 4                       Formule 4
                                                Articles of Amendment        Clauses Modificatrices
Canada Business   Loi canadienne sur les        (Section 27 or 177)          (Articles 27 ou 177)
Corporations Act  societes par action
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1. Name of Corporation - Denomination sociale de law    2. Corporation No. - no de la societe
societe
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MOORE CORPORATION LIMITED                               407882-9
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3. The articles of the above-named                      [French translation, illegible]
Corporation are hereby amended as follows:

         to change the name of the Corporation:

                  MOORE WALLACE INCORPORATED

Date:  May 13, 2003    /s/ Theodore J. Theophilos             Executive Vice President and
                                                              Secretary
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For Department Use Only
Filed May 21, 2003                  Printed Name: Theodore J. Theophilos

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